                   SEMIANNUAL REPORT -- SEPTEMBER 16, 1996
                 ---------------------------------------------------------------

DEAR SHAREHOLDER,

We are pleased to present you with the semiannual report for All-American Term Trust Inc. (the 'Trust') for the six months ended July 31, 1996.

GENERAL MARKET OVERVIEW

After exceptional performance during most of 1995, the first half of 1996 was difficult for fixed income investors. Accelerating economic growth, reflected in strong employment, retail sales and investment spending numbers, as well as a surprisingly robust housing sector, combined to sway market expectations from the Fed easing, to the Fed tightening. The change in sentiment was clearly reflected in the 30-year U.S. Treasury bond, the benchmark of bond market performance, as its yield increased from 5.95% on December 29, 1995, to 6.97% by July 31, 1996. When bond yields increase, bond prices decrease. Meanwhile, the Federal Reserve Board's Open Market Committee decided to keep monetary policy unchanged at the March, May and July 1996 meetings; the Fed's decision to do so suggested that officials did not foresee a recession or accelerating inflation.

PORTFOLIO REVIEW

The unexpected strength of the economy and the rising interest rate environment were not beneficial to the performance of fixed income securities. Almost all areas of the bond market, with the exception of the high yield market, experienced negative performance. Despite this, the Trust had a total return (the net asset value change with dividends reinvested) for the six months ended July 31, 1996 of 2.37% based on the Trust's net asset value, but a (2.52)% return based on the Trust's share price on the New York Stock Exchange. During the six months ended July 31, 1996, the Trust made distributions totalling $0.54 per share. As of July 31, 1996, the Trust's net asset value per share was $14.16, while its share price on the New York Stock Exchange was $12.38.

On April 1, 1996, James F. Keegan assumed portfolio management responsibility for the investment grade portion of the Trust, joining the present portfolio manager, Julieanna Berry. Tom Libassi continues to manage the high yield portion of the Trust. Mr. Keegan joined Mitchell Hutchins from the Merrion Group, an investment firm, where he served as the Director of Fixed Income Strategy and Research. Prior to the Merrion Group, Mr. Keegan

                   -------------------------------------------------------------
                    PORTFOLIO REVIEW

was a Vice President at Bankers Trust Company, where he was the Director of Credit Research for the Global Investment Management Group.

The Trust seeks to provide a high level of current income consistent with the preservation of capital. As described in the prospectus, the Trust will terminate on or about January 31, 2003 and will liquidate all of its assets and distribute the net proceeds to shareholders. While the portfolio is being managed in an effort to return the initial offering price of $15.00 per share as noted in the original prospectus, this is not guaranteed. The Trust maintains a diversified portfolio of investment grade corporate bonds, mortgage-backed securities, high-yield bonds and AAA-rated zero coupon municipal bonds.

As of July 31, 1996, the investment grade portion of the portfolio was invested in non-callable bonds in the industrial, bank and finance sectors. We believe these sectors offer the best relative value and improving credit stories. The Trust's high yield component continues to focus primarily on single B securities in various industrial sectors. During the six month period, the Trust remained fully invested with an average maturity of 8.9 years as of July 31, 1996.

Moving forward, it is our opinion that the economy will continue to expand, but at a moderate rate. We forecast that inflation will remain subdued, creating a stable environment for interest rates. Moreover, the overextension of consumers would suggest a slowing down in future spending. However, the near-term picture is not so positive. Monetary tightening has become a question of when, not if. Current economic fundamentals suggest higher rates. Based on this, market psychology remains bearish in the short run.

                   -------------------------------------------------------------
                    PORTFOLIO REVIEW



Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.


Sincerely,

MARGO N. ALEXANDER                   JULIEANNA M. BERRY
President,                           Portfolio Manager,
Mitchell Hutchins Asset              All-American Term Trust Inc.
  Management Inc.

THOMAS J. LIBASSI                    JAMES F. KEEGAN
Portfolio Manager,                   Portfolio Manager,
All-American Term Trust Inc.         All-American Term Trust Inc.

                                                    ALL-AMERICAN TERM TRUST INC.

                      PORTFOLIO OF INVESTMENTS         JULY 31, 1996 (UNAUDITED)

                          PRINCIPAL
                           AMOUNT
                            (000)                                  MATURITY DATES       INTEREST RATES      VALUE
-------------------------------------------------------------   ---------------------   --------------   -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES-29.03%
 $ 22,123  GNMA II ARM.......................................         10/20/24               6.500%      $22,434,024
    6,757  GNMA II ARM.......................................         08/20/23               7.250         6,849,031
   27,000  GNMA II ARM TBA...................................            TBA                 6.500        27,033,750
                                                                                                         -----------
Total Government National Mortgage Association Certificates
  (cost - $55,965,100).......................................                                             56,316,805
                                                                                                         -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES-6.14%
   11,490  FHLMC ARM (cost - $11,831,196)....................         03/01/24               7.858        11,913,838
                                                                                                         -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES-2.78%
    5,275  FNMA CMT ARM (cost - $5,393,327)..................         03/01/23               7.848         5,389,213
COLLATERALIZED MORTGAGE OBLIGATION-0.87%
    6,115  FNMA Trust 1993-41, Class H (cost - $1,821,958)...         03/25/23               7.000*        1,689,245
                                                                                                         -----------

CORPORATE BONDS-87.04%
AEROSPACE-0.86%
    2,000  SabreLiner Corp. Series A.........................         04/15/03              12.500         1,670,000
                                                                                                         -----------
BANKING-7.96%
    4,000  BankAmerica Corp..................................         10/15/02               7.500         4,069,932
    2,700  Bankers Trust New York Corp.......................         01/15/02               7.500         2,736,242
    3,000  Chemical Bank New York............................         09/15/02               7.250         3,017,910
    5,500  First Chicago Corp................................         01/15/03               7.625         5,620,104
                                                                                                         -----------
                                                                                                          15,444,188
                                                                                                         -----------
CABLE-11.17%
    4,000  Echostar Satellite Broadcasting...................         03/15/04              13.125+        2,480,000
    4,000  International CableTel Inc........................         04/15/05              12.750+        2,620,000
    9,000  News America Holdings Inc. .......................         02/01/03               8.625         9,535,014
    7,000  Telecommunications Inc............................         01/15/03               8.250         7,041,118
                                                                                                         -----------
                                                                                                          21,676,132
                                                                                                         -----------

COMMUNICATIONS-7.09%
    3,500  Comcast Cellular..................................         03/05/00               7.264(1)      2,406,250
    2,000  Communications & Power Industries Inc. ...........         08/01/05              12.000         2,105,000
    3,360  GST Telecommunications Inc........................         12/15/05              13.875+        1,881,600
    3,000  Interactive Systems Corp.**.......................         08/01/03              14.000         2,010,000
    2,000  IXC Communications Inc.**.........................         10/01/05              12.500         2,060,000
    2,000  Paxson Communications.............................         10/01/02              11.625         2,080,000
    1,250  People's Telecommunications Co....................         07/15/02              12.250         1,218,750
                                                                                                         -----------
                                                                                                          13,761,600
                                                                                                         -----------

                                                    ALL-AMERICAN TERM TRUST INC.

                          PRINCIPAL
                           AMOUNT
                            (000)                                  MATURITY DATES       INTEREST RATES      VALUE
-------------------------------------------------------------   ---------------------   --------------   -----------
CORPORATE BONDS-(CONTINUED)
CONSUMER MANUFACTURING-2.45%
  $   500  Apparel Ventures Inc..............................         12/31/00              12.250%      $   380,000
    2,000  Chattem Inc. .....................................         06/15/04              12.750         2,060,000
    3,000  Decorative Home Accents...........................         06/30/02              13.000         2,310,000
                                                                                                         -----------
                                                                                                           4,750,000
                                                                                                         -----------
DIVERSIFIED-ENERGY-4.79%
    4,000  Coastal Corp......................................         09/15/02               8.125         4,148,800
    5,000  Tenneco Inc. .....................................         10/01/02               7.875         5,150,440
                                                                                                         -----------
                                                                                                           9,299,240
                                                                                                         -----------
ENERGY-3.26%
    1,500  Crown Central Petroleum...........................         02/01/05              10.875         1,522,500
    2,000  Empire Gas Corp. .................................         07/15/04              12.875+        1,670,000
    3,150  TransTexas Gas Corp...............................         06/15/02              11.500         3,134,250
                                                                                                         -----------
                                                                                                           6,326,750
                                                                                                         -----------
ENTERTAINMENT-1.83%
      250  Cobb Theaters**...................................         03/01/03              10.625           253,750
    3,000  Time Warner Entertainment Inc.....................         05/01/02               9.625         3,289,590
                                                                                                         -----------
                                                                                                           3,543,340
                                                                                                         -----------
FINANCE-11.40%
    3,000  Comdisco Corp. MTN................................         01/28/02               9.500         3,307,736
    5,000  CS First Boston Inc. MTN..........................         01/15/03               7.650         5,050,000
    6,500  General Motors Acceptance Corp....................         01/01/03               8.500         6,911,177
    7,000  Salomon Inc. MTN..................................         01/15/03               7.150         6,839,903
                                                                                                         -----------
                                                                                                          22,108,816
                                                                                                         -----------
FINANCIAL SERVICES-1.99%
    2,000  Imperial Credit Industries........................         01/15/04               9.750         1,860,000
    2,000  Reliance Group Holdings Inc. .....................         11/15/00               9.000         1,995,000
                                                                                                         -----------
                                                                                                           3,855,000
                                                                                                         -----------

FOOD & BEVERAGE-2.62%
    2,500  American Rice Inc. ...............................         07/31/02              13.000         2,325,000
    2,000  Flagstar Corp.....................................         12/01/02              10.875         1,750,000
    1,000  RJR Nabisco Inc...................................         12/01/02               8.625         1,011,444
                                                                                                         -----------
                                                                                                           5,086,444
                                                                                                         -----------
GAMING-3.50%
    2,500  El Comandante Capital Corp........................         12/15/03              11.750         2,412,500
    2,000  Fitzgeralds Gaming Corp...........................         12/31/02              13.000         1,560,000
    2,000  Harrah's Jazz.....................................         11/15/01              14.250(a)      1,040,000
    1,700  PRT Funding Inc...................................         04/15/04              11.625         1,564,000
      532  Sam Houston Race Park Ltd. .......................         09/01/01              11.000           220,666
                                                                                                         -----------
                                                                                                           6,797,166
                                                                                                         -----------

                                                    ALL-AMERICAN TERM TRUST INC.

                          PRINCIPAL
                           AMOUNT
                            (000)                                  MATURITY DATES       INTEREST RATES      VALUE
-------------------------------------------------------------   ---------------------   --------------   -----------
CORPORATE BONDS-(CONTINUED)
GENERAL INDUSTRIAL-4.51%
 $  3,250  Alpine Group......................................         07/15/03              12.250%      $ 3,315,000
    2,250  Jordan Industries.................................         08/01/05              11.750+        1,631,250
    2,000  Poindexter JB Inc.................................         05/15/04              12.500         1,840,000
    2,000  Walbro Corp.......................................         07/15/05               9.875         1,970,000
                                                                                                         -----------
                                                                                                           8,756,250
                                                                                                         -----------
HOTELS & LODGING-2.07%
    4,000  Hilton Hotels Corp................................         07/15/02               7.700         4,014,880
                                                                                                         -----------
MEDIA-3.64%
    3,000  NeoData Services Inc..............................         05/01/03              12.000         2,992,500
    2,000  Pegasus Media.....................................         07/01/05              12.500         2,140,000
    2,000  Sullivan Graphics Inc.............................         08/01/05              12.750         1,925,000
                                                                                                         -----------
                                                                                                           7,057,500
                                                                                                         -----------
METAL/MINING/STEEL-0.70%
    1,400  Weirton Steel Corp.**.............................         07/01/04              11.375         1,358,000
                                                                                                         -----------
OIL & GAS-4.22%
    2,000  Cliffs Drilling...................................         05/15/03              10.250         2,000,000
    6,000  USX Corp. MTN.....................................         08/05/02               7.990         6,187,500
                                                                                                         -----------
                                                                                                           8,187,500
                                                                                                         -----------
PACKAGING-2.16%
    2,000  Grupo Industrial Durango S.A......................         07/15/01              12.000         2,030,000
    2,000  Owens-Illinois Inc................................         12/01/03              11.000         2,155,000
                                                                                                         -----------
                                                                                                           4,185,000
                                                                                                         -----------
RETAIL-2.87%
    2,500  Big Five Holdings.................................         09/15/02              13.625         2,375,000
    2,000  County Seat.......................................         10/01/02              12.000         1,640,000
      500  Great American Cookie Inc.........................         01/15/01              10.875           397,500
    1,500  Michaels Stores Inc...............................         01/15/03               6.750         1,170,000
                                                                                                         -----------
                                                                                                           5,582,500
                                                                                                         -----------

SUPERMARKETS & DRUGSTORES-3.34%
    3,500  Di Giorgio Corp. .................................         02/15/03              12.000         3,377,500
    1,000  Farm Fresh Holdings...............................         10/01/00              12.250           850,000
    1,500  Hills Stores Co.**................................         07/01/03              12.500         1,342,500
    1,000  Pantry Inc........................................         11/15/00              12.000           905,000
                                                                                                         -----------
                                                                                                           6,475,000
                                                                                                         -----------
TRANSPORT NON-AIR-2.63%
    3,000  Alamo Rent A Car..................................         01/31/06              11.750         3,120,000
    2,000  Stena Shipping....................................         12/15/05              10.500         1,985,000
                                                                                                         -----------
                                                                                                           5,105,000
                                                                                                         -----------

                                                    ALL-AMERICAN TERM TRUST INC.

                         PRINCIPAL
                           AMOUNT
                           (000)                                  MATURITY DATES       INTEREST RATES      VALUE
------------------------------------------------------------   ---------------------   --------------   -----------
CORPORATE BONDS-(CONCLUDED)
UTILITY-ELECTRIC-1.98%
 $  2,000  Calpine Corp.....................................         02/01/04               9.250%      $ 1,880,000
    2,000  Cleveland Electric...............................         05/15/05               9.500         1,953,180
                                                                                                        -----------
                                                                                                          3,833,180
                                                                                                        -----------
Total Corporate Bonds (cost - $171,265,136).................                                            168,873,486
                                                                                                        -----------
CONVERTIBLE BONDS-0.21%
COMMUNICATIONS-0.21%
      420  GST Telecommunications Inc. (cost - $241,701)....         12/15/05              13.875+          411,600
                                                                                                        -----------

NUMBER OF
 SHARES
---------
COMMON STOCK-0.29%
GAMING-0.29%
   43,875  Casino America Inc. ......................................................................       301,641
   77,682  Colorado Gaming & Entertainment Co........................................................       233,046
      149  SHRP Equity Inc...........................................................................        34,270
                                                                                                        -----------
Total Common Stock (cost - $561,265).................................................................       568,957
                                                                                                        -----------


NUMBER OF
WARRANTS
---------
WARRANTS-0.24%
AEROSPACE-0.00%
    2,000  SabreLiner Corp. .........................................................................        10,000
                                                                                                        -----------
CONSUMER MANUFACTURING-0.01%
      500  AVI Holdings Inc. ........................................................................         2,500
    3,000  Decorative Home Accents...................................................................        18,000
                                                                                                        -----------
                                                                                                             20,500
                                                                                                        -----------
ENERGY-0.09%
   85,466  Transamerican Refining Corp...............................................................       170,932
                                                                                                        -----------
GAMING-0.08%
    7,767  Casino America Inc. ......................................................................        37,283
    2,500  HDA Management Corp.......................................................................       112,750
                                                                                                        -----------
                                                                                                            150,033
                                                                                                        -----------
MEDIA-0.06%
      200  Pegasus Media.............................................................................       120,000
                                                                                                        -----------
RETAIL-0.00%
       90  Cookies USA Inc...........................................................................           900
                                                                                                        -----------
Total Warrants (cost - $200,922).....................................................................       472,365
                                                                                                        -----------

                                                    ALL-AMERICAN TERM TRUST INC.


PRINCIPAL
 AMOUNT                                                                        MATURITY           INTEREST
  (000)                                                                         DATES              RATES           VALUE
---------                                                                      --------        --------------   ------------
ZERO COUPON MUNICIPAL SECURITIES(1)-9.25%
$     650  Bolingbrook Illinois Park District..........................        01/01/03                 5.475%  $    466,700
      995  Cook County Illinois High School District...................        12/01/02                 6.124        721,942
    4,500  Houston Texas Independent School District...................        08/15/02        5.200 to 5.250      3,323,880
    7,000  Houston Texas Water & Sewer.................................        12/01/02                 5.050      5,094,670
    1,000  Maricopa County Arizona School District.....................        01/01/02                 5.300        762,060
    3,895  NorthEast Independent School District Texas.................        02/01/03                 5.150      2,793,455
    6,000  San Antonio Texas Electric & Gas............................        02/01/03        5.150 to 5.900      4,303,140
      650  William County Illinois Community School District...........        12/15/02                 6.024        473,922
                                                                                                                ------------
Total Zero Coupon Municipal Securities (cost - $17,740,175)............                                           17,939,769
                                                                                                                ------------
REPURCHASE AGREEMENT-1.16%
    2,250  Repurchase Agreement dated 07/31/96, with State Street Bank
             & Trust Co., collateralized by $2,275,000 Treasury Notes,
             6.125% due 5/15/98; proceeds: $2,250,344 (cost -
             $2,250,000)...............................................        08/01/96                 5.500      2,250,000
                                                                                                                ------------
Total Investments (cost - $267,270,780) - 137.01%......................                                          265,825,278
Liabilities in excess of other assets - (37.01)%.......................                                          (71,805,080)
                                                                                                                ------------
Net Assets - 100.00%...................................................                                         $194,020,198
                                                                                                                ------------
                                                                                                                ------------

------------------
* Planned amortization class interest only security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of principal paydowns outside a designated range. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
+ Denotes a step-up bond or zero coupon bond that converts to the noted fixed rate at a designated future date.
(a) Non-income producing security
(1) Interest rates shown reflect yield to maturity at purchase date. ARM-Adjustable Rate Mortgage
CMT-Constant Maturity Treasury index
MTN-Medium Term Note
TBA-To Be Assigned-Securities are purchased on a forward commitment basis with approximate (generally +/-1.0%) principal amount and generally stated maturity date. The actual principal amount and maturity date will be determined upon settlement when specific mortgage pools are assigned.

                 See accompanying notes to financial statements

                                                    ALL-AMERICAN TERM TRUST INC.

          STATEMENT OF ASSETS AND LIABILITIES          JULY 31, 1996 (UNAUDITED)

ASSETS
Investments in securities, at value (cost - $267,270,780)...........................................   $265,825,278
Cash................................................................................................            504
Interest receivable.................................................................................      3,694,016
Deferred organizational expenses....................................................................         72,654
Other assets........................................................................................          4,586
                                                                                                       ------------
Total assets........................................................................................    269,597,038
                                                                                                       ------------
LIABILITIES
Payable for investments purchased...................................................................     75,380,902
Payable to investment adviser and administrator.....................................................        147,745
Accrued expenses and other liabilities..............................................................         48,193
                                                                                                       ------------
Total liabilities...................................................................................     75,576,840
                                                                                                       ------------
NET ASSETS
Capital stock - $0.001 par value; 100,000,000 shares authorized;
  13,706,667 shares issued and outstanding..........................................................    205,597,650
Undistributed net investment income.................................................................      2,518,871
Accumulated net realized losses from investment transactions........................................    (12,650,821)
Net unrealized depreciation of investments..........................................................     (1,445,502)
                                                                                                       ------------
Net assets applicable to shares outstanding.........................................................   $194,020,198
                                                                                                       ------------
                                                                                                       ------------
Net asset value per share...........................................................................         $14.16
                                                                                                       ------------
                                                                                                       ------------

                 See accompanying notes to financial statements

                                                    ALL-AMERICAN TERM TRUST INC.

     STATEMENT OF OPERATIONS  FOR THE SIX MONTHS ENDED JULY 31, 1996 (UNAUDITED)

INVESTMENT INCOME:
Interest...........................................................   $8,627,915
                                                                     -----------

EXPENSES:
Investment advisory and administration.............................      870,941
Custody and accounting.............................................       52,225
Reports and notices to shareholders................................       34,988
Legal and audit....................................................       32,613
Amortization of organizational expenses............................       23,000
Transfer agency fees...............................................       14,477
Directors' fees....................................................        6,125
Other expenses.....................................................       15,391
                                                                     -----------
                                                                       1,049,760
                                                                     -----------

NET INVESTMENT INCOME..............................................    7,578,155
                                                                     -----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gains from investment transactions....................       22,921
Net change in unrealized appreciation/depreciation of
  investments......................................................   (3,176,522)
                                                                     -----------

NET REALIZED AND UNREALIZED LOSS FROM INVESTMENT ACTIVITIES........   (3,153,601)
                                                                     -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............   $4,424,554
                                                                     -----------
                                                                     -----------

                 See accompanying notes to financial statements

                                                    ALL-AMERICAN TERM TRUST INC.

                        STATEMENT OF CHANGES IN NET ASSETS
                                                                                     FOR THE SIX
                                                                                     MONTHS ENDED    FOR THE YEAR
                                                                                       JULY 31,         ENDED
                                                                                         1996        JANUARY 31,
                                                                                     (UNAUDITED)         1996
                                                                                     ------------    ------------
FROM OPERATIONS:
    Net investment income.........................................................   $ 7,578,155     $16,353,219
    Net realized gains (losses) from investment transactions......................        22,921      (3,832,205)
    Net change in unrealized appreciation/depreciation of investments.............    (3,176,522)     17,321,780
                                                                                     ------------    ------------
    Net increase in net assets resulting from operations..........................     4,424,554      29,842,794
                                                                                     ------------    ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income....................................................    (7,401,600)    (15,282,934)
                                                                                     ------------    ------------
    Net increase (decrease) in net assets.........................................    (2,977,046)     14,559,860

NET ASSETS:
    Beginning of period...........................................................   196,997,244     182,437,384
                                                                                     ------------    ------------
    End of period (including undistributed net investment income of $2,518,871 and
     $2,342,316, respectively)....................................................   $194,020,198    $196,997,244
                                                                                     ------------    ------------
                                                                                     ------------    ------------

                 See accompanying notes to financial statements

                                                 ALL-AMERICAN  TERM  TRUST  INC.

     STATEMENT OF CASH FLOWS  FOR THE SIX MONTHS ENDED JULY 31, 1996 (UNAUDITED)

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
    Interest received............................................................................   $   8,203,400
    Expenses paid................................................................................      (1,096,596)
    Purchases of short-term portfolio investments, net...........................................        (278,000)
    Purchases of long-term portfolio investments.................................................    (516,243,332)
    Sales of long-term portfolio investments.....................................................     516,816,632
                                                                                                    -------------
    Net cash provided by operating activities....................................................       7,402,104
                                                                                                    -------------

CASH FLOWS USED FOR FINANCING ACTIVITIES:
    Dividends and distributions paid to shareholders.............................................      (7,401,600)
                                                                                                    -------------

NET INCREASE IN CASH.............................................................................             504
    Cash at beginning of period..................................................................               0
                                                                                                    -------------
    Cash at end of period........................................................................   $         504
                                                                                                    -------------
                                                                                                    -------------

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED BY
  OPERATING ACTIVITIES:
    Net increase in net assets resulting from operations.........................................   $   4,424,554
                                                                                                    -------------
    Decrease in investments, at value............................................................       7,851,465
    Decrease in receivable for investments sold..................................................       6,602,041
    Decrease in interest receivable..............................................................         359,969
    Amortization of deferred organizational expenses.............................................          23,000
    Decrease in other assets.....................................................................           8,267
    Decrease in payable for investments purchased................................................     (11,789,089)
    Decrease in payable to investment adviser and administrator..................................          (2,072)
    Decrease in accrued expenses and other liabilities...........................................         (76,031)
                                                                                                    -------------

TOTAL ADJUSTMENTS................................................................................       2,977,550
                                                                                                    -------------

NET CASH PROVIDED BY OPERATING ACTIVITIES........................................................   $   7,402,104
                                                                                                    -------------
                                                                                                    -------------

                 See accompanying notes to financial statements

                           NOTES TO FINANCIAL STATEMENTS  (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

All-American Term Trust Inc. (the 'Trust') was incorporated in Maryland on November 19, 1992 as a closed-end diversified management investment company. The Trust is anticipated to terminate on or about January 31, 2003. Organizational costs have been deferred and are being amortized on the straight line method over a period not to exceed 60 months from the date the Trust commenced operations.

The preparation of financial statements in accordance with generally accepted accounting principles requires Trust management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Valuation of Investments - Where market quotations are readily available, portfolio securities are valued thereon, provided such quotations adequately reflect, in the judgment of Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), the investment adviser and a wholly-owned subsidiary of PaineWebber Incorporated, the fair value of the securities. When market quotations are not readily available, securities are valued based upon appraisals derived from information concerning those securities or similar securities received from recognized dealers in those securities. All other securities are valued at fair value as determined in good faith by a management committee under the direction of the Trust's Board of Directors. The amortized cost method of valuation, which approximates market value, is used to value debt obligations with 60 days or less remaining to maturity, unless the Trust's Board of Directors determines that this does not represent fair value.

Repurchase Agreements - The Trust's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Trust occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

Investment Transactions and Investment Income - Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dollar Rolls - The Trust may enter into transactions in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date (the 'roll period'). During the roll period, the Trust forgoes principal and interest paid on the securities. The Trust is compensated by the interest earned on the cash proceeds on the initial sale and by fee income or a lower repurchase price.

Dividends and Other Distributions - Dividends and distributions are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. On or about January 31, 2003, the Trust will liquidate its assets and will declare and make a termination distribution to its shareholders in an aggregate amount equal to the net proceeds of such liquidation after payment of the Trust's expenses and liabilities, including amounts owed on any outstanding borrowings by the Trust.

CONCENTRATION OF RISK

The ability of the issuers of the debt securities held by the Trust to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayments.

INVESTMENT ADVISER AND ADMINISTRATOR

The Trust has entered into an Investment Advisory and Administration Contract ('Advisory Contract') with Mitchell Hutchins. The Advisory Contract provides Mitchell Hutchins with an investment advisory and administration fee, computed weekly and paid monthly, at an annual rate of 0.90% of the Trust's average weekly net assets.

INVESTMENTS IN SECURITIES

For federal income tax purposes, the cost of securities owned at July 31, 1996 was substantially the same as the cost of securities for financial statement purposes.

At July 31, 1996, the components of net unrealized depreciation of investments were as follows:

Gross depreciation (investments having an excess of cost over value)........   $(5,599,145)
Gross appreciation (investments having an excess of value over cost)........     4,153,643
                                                                               -----------
Net unrealized depreciation of investments..................................   $(1,445,502)
                                                                               -----------
                                                                               -----------


For the six months ended July 31, 1996, total aggregate purchases and sales of portfolio securities excluding short-term securities, were $504,454,243 and $510,214,591, respectively.

CAPITAL STOCK

There are 100,000,000 shares of $0.001 par value common stock authorized. Of the 13,706,667 shares outstanding at July 31, 1996, Mitchell Hutchins owned 6,667 shares.

FEDERAL TAX STATUS

It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no Federal income tax provision is required. As part of a tax planning strategy, the Trust may retain a portion of its taxable income and would pay any applicable excise tax.

At January 31, 1996, the Trust had a net capital loss carryforward of $11,960,046 which expires as follows: $5,276,006 in 2003 and $6,684,040 in 2004.
The loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains. To the extent such losses are used, as provided in the regulations, to offset future net realized capital gains, it is probable those gains will not be distributed.

                                                    ALL-AMERICAN TERM TRUST INC.

              FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding for each of the periods is presented below:

                                                                                                     FOR THE
                                                                                                     PERIOD
                                                                                                  MARCH 1, 1993
                                                                                                  (COMMENCEMENT
                                                                                                       OF
                                                          FOR THE         FOR THE YEARS ENDED      OPERATIONS)
                                                      SIX MONTHS ENDED        JANUARY 31,              TO
                                                       JULY 31, 1996      --------------------     JANUARY 31,
                                                        (UNAUDITED)         1996        1995          1994
                                                      ----------------    --------    --------    -------------
Net asset value, beginning of period...............       $  14.37        $  13.31    $  15.30      $   15.00
                                                      ----------------    --------    --------    -------------
Net investment income..............................           0.55            1.19        1.24           1.11
Net realized and unrealized gains (losses) on
  investment transactions..........................          (0.22)           0.99       (2.01)          0.27
                                                      ----------------    --------    --------    -------------
Net increase (decrease) in net asset value
  resulting from operations........................           0.33            2.18       (0.77)          1.38
                                                      ----------------    --------    --------    -------------
Dividends from net investment income...............          (0.54)          (1.12)      (1.22)         (1.06)
Distributions in excess of net realized gains from
  investment transactions..........................             --              --          --          (0.02)
                                                      ----------------    --------    --------    -------------
Total dividends and distributions
  to shareholders..................................          (0.54)          (1.12)      (1.22)         (1.08)
                                                      ----------------    --------    --------    -------------
Net asset value, end of period.....................       $  14.16        $  14.37    $  13.31      $   15.30
                                                      ----------------    --------    --------    -------------
                                                      ----------------    --------    --------    -------------
Per share market value, end of period..............       $  12.38        $  13.25    $  12.13      $   14.38
                                                      ----------------    --------    --------    -------------
                                                      ----------------    --------    --------    -------------
Total investment return(1).........................          (2.52)%         19.34%      (7.13)%         3.04%
                                                      ----------------    --------    --------    -------------
                                                      ----------------    --------    --------    -------------
Ratios/Supplemental Data:
  Net assets, end of period (000's)................       $194,020        $196,997    $182,437      $ 209,775
  Expenses to average net assets...................           1.08%*          1.05%       1.05%          1.04%*
  Net investment income to average net assets......           7.82%*          8.49%       8.95%          8.02%*
  Portfolio turnover rate..........................            191%            415%        383%           416%


------------------
 * Annualized

(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and distributions at prices obtained under the Trust's Dividend Reinvestment Plan. Total investment returns do not reflect brokerage commissions and have not been annualized for periods of less than one year.

                                                    ALL-AMERICAN TERM TRUST INC.

GENERAL INFORMATION

THE TRUST

All American Term Trust Inc. (the 'Trust') is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ('NYSE'). The Trust's investment objective is to provide a high level of current income, consistent with the preservation of capital. The Trust will terminate on or about January 31, 2003 and, in conjunction therewith, will liquidate all of its assets and distribute the net proceeds to shareholders. The Trust will be managed in an effort to return the initial offering price of $15.00 per share and will normally be invested in a diversified portfolio of investment grade and high-yield corporate bonds, mortgage-backed securities and triple-A rated zero coupon municipal bonds. The Trust's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned subsidiary of PaineWebber Incorporated ('PaineWebber'), which has over $43 billion in assets under management as of August 31, 1996.

SHAREHOLDER INFORMATION

The NYSE ticker symbol for the Trust is AAT. Weekly comparative net asset value and market price information about the Trust is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's, as well as other newspapers.

A special meeting of shareholders of the Fund was held on April 11, 1996. At the meeting, Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R. Burt, Mary C. Farrell, Meyer Feldberg, George W. Gowen, Frederic V. Malek, Carl W. Schafer and John R. Torell III were elected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and qualified.

PROPOSAL 1

To elect ten members of its Board of Directors:


                                            SHARES            SHARES
                                           VOTED FOR    WITHHOLD AUTHORITY
                                           ---------    ------------------
Margo N. Alexander......................   6,865,435          489,006
Richard Q. Armstrong....................   6,876,299          478,142
E. Garrett Bewkes, Jr...................   6,874,487          479,954
Richard R. Burt.........................   6,868,774          485,667
Mary C. Farrell.........................   6,877,312          477,129
Meyer Feldberg..........................   6,878,936          475,505
George W. Gowen.........................   6,869,053          485,388
Frederic V. Malek.......................   6,874,967          479,474
Carl W. Schafer.........................   6,879,962          474,479
John R. Torell III......................   6,875,689          478,752

                                                    ALL-AMERICAN TERM TRUST INC.

PROPOSAL 2

Approval of the proposed changes to the Fund's fundamental investment restrictions and policies:

                                                SHARES      SHARES     SHARES      BROKER
                                               VOTED FOR    AGAINST    ABSTAIN    NON-VOTES
                                               ---------    -------    -------    ---------
Modification of fundamental restriction on
  portfolio diversification:................   5,614,165     67,935    472,341    1,200,000
Modification of fundamental restriction on
  concentration:............................   5,616,323     57,062    481,056    1,200,000
Modification of fundamental restriction on
  senior securities and borrowing:..........   5,616,787     68,589    469,065    1,200,000
Modification of fundamental restriction on
  making loans:.............................   5,597,824     80,368    476,249    1,200,000
Modification of fundamental restriction on
  underwriting securities:..................   5,611,137     68,682    474,622    1,200,000
Modification of fundamental restriction on
  real estate investments:..................   5,619,961     68,531    465,949    1,200,000
Modification of fundamental restriction on
  investing in commodities:.................   5,579,118    102,515    472,807    1,200,000
Elimination of fundamental restriction on
  margin transactions:......................   5,580,598    103,388    470,454    1,200,000
Elimination of fundamental restriction on
  short sales:..............................   5,581,068     95,824    477,548    1,200,000

                                                    ALL-AMERICAN TERM TRUST INC.

DISTRIBUTION POLICY

The Trust has established a Dividend Reinvestment Plan (the 'Plan') under which shareholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. Additional shares acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. The Trust will not issue any new shares in connection with its Plan.

DIRECTORS

E. Garrett Bewkes, Jr., Chairman
Margo N. Alexander
Richard Q. Armstrong
Richard R. Burt
Mary C. Farrell
Meyer Feldberg
George W. Gowen
Frederic V. Malek
Carl W. Schafer
John R. Torell III

PRINCIPAL OFFICERS

Margo N. Alexander
President
Victoria E. Schonfeld

Vice President
Dianne E. O'Donnell
Vice President and Secretary

Julian F. Sluyters
Vice President and Treasurer


INVESTMENT ADVISER AND ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Trust may purchase at market prices shares of its common stock in the open market.

The financial information included herein is taken from the records of the Trust without examination by independent auditors who do not express an opinion thereon.

This report is sent to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Trust or of any securities mentioned in the report.


                                  PaineWebber
                   (Copyright)1996 PaineWebber Incorporated
                                  Member SIPC


--------------------------------------------------------------------------------

ALL-AMERICAN

TERM TRUST INC.


SEMIANNUAL REPORT


JULY 31, 1996